UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2004

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge MA		02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 949-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 29, 2004, we announced that we had received a subpoena from the United States Attorney’s Office for the Southern District of New York requesting documents relating to transactions to which we were a party during the 2000 to 2002 time frame, and associated documents dating from January 1, 1999.  We intend to cooperate fully with the subpoena requests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: November 4, 2004	By:	/s/ Charles F. Kane
Charles F. Kane Senior Vice President – Finance and Chief Financial Officer